                                                                    Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Zydeco Energy, Inc. of our report dated March 8, 2000, included in the Annual Report on Form 10-KSB of Zydeco Energy, Inc. for the fiscal year ended December 31, 1999.

HEIN + ASSOCIATES LLP

Dallas, Texas
July 10, 2000